                                                                    Exhibit 10.4

===============================================================================





                             RPM INTERNATIONAL, INC.







                                ----------------


                 ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT

                                ----------------


                           Dated as of August 23, 2002





                                       Re:
              Note Purchase Agreement dated as of November 15, 2001
                                       and
                    $15,000,000 6.12% Senior Notes, Series A,
                              due November 15, 2004
                                       and
                    $10,000,000 6.61% Senior Notes, Series B,
                              due November 15, 2006
                                       and
                    $30,000,000 7.30% Senior Notes, Series C,
                              due November 15, 2008

===============================================================================

                               TABLE OF CONTENTS

SECTION                                                HEADING                                                PAGE


SECTION 1.                 DESCRIPTION OF ASSUMED OBLIGATIONS AND REORGANIZATION..................................1


SECTION 2.                 ASSIGNMENT AND ASSUMPTION; INDEMNIFICATION; CONSENT....................................2

       Section 2.1.        Assignment of Obligations..............................................................2
       Section 2.2.        Assumption of Obligations..............................................................2
       Section 2.3.        Indemnification........................................................................2
       Section 2.4.        Consent................................................................................2

SECTION 3.                 EFFECTIVE DATE.........................................................................2


SECTION 4.                 CONDITIONS TO ASSIGNMENT AND ASSUMPTION................................................3

       Section 4.1.        Representations and Warranties.........................................................3
       Section 4.2.        Performance; No Default................................................................3
       Section 4.3.        Compliance Certificates................................................................3
       Section 4.4.        Opinion of Counsel.....................................................................3
       Section 4.5.        Payment of Fee.........................................................................3
       Section 4.6.        Payment of Special Counsel Fees........................................................4
       Section 4.7.        Private Placement Number...............................................................4
       Section 4.8.        Proceedings and Documents..............................................................4
       Section 4.9.        Changes in Corporate Structure.........................................................4

SECTION 5.                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY..........................................4

       Section 5.1.        Organization; Power and Authority......................................................4
       Section 5.2.        Authorization, etc.....................................................................4
       Section 5.3.        Compliance with Laws, Other Instruments, etc...........................................5
       Section 5.4.        Governmental Authorizations, etc.......................................................5
       Section 5.5.        Disclosure.............................................................................5
       Section 5.6.        Other Indebtedness.....................................................................5
       Section 5.7.        Additional Representations and Warranties..............................................5
       Section 5.8.        Reorganization.........................................................................5

SECTION 6.                 AMENDMENTS TO NOTE PURCHASE AGREEMENT..................................................6

       Section 6.1.        Amendment to Schedule B................................................................6
       Section 6.2.        Amendment to Exhibit 1.................................................................6

SECTION 7.                 MISCELLANEOUS..........................................................................6

       Section 7.1.        Successors and Assigns.................................................................6
       Section 7.2.        Severability...........................................................................7
       Section 7.3.        Counterparts...........................................................................7
       Section 7.4.        Governing Law..........................................................................7

Signatures........................................................................................................8


SCHEDULE A    -- NAMES OF HOLDERS

SCHEDULE 5.15 -- EXISTING DEBTS; FUTURE LIENS

EXHIBIT 1(a)  -- Form of 6.12% Senior Note, Series A, due November 15, 2004

EXHIBIT 1(b)  -- Form of 6.61% Senior Note, Series B, due November 15, 2006

EXHIBIT 1(c)  -- Form of 7.30% Senior Note, Series C, due November 15, 2008

EXHIBIT 4.4   -- Form of Opinion of Counsel to the Company

                             RPM INTERNATIONAL, INC.
                                 2628 Pearl Road
                               Medina, Ohio 44258


                                       Re:
              Note Purchase Agreement dated as of November 15, 2001
                                       and
                    $15,000,000 6.12% Senior Notes, Series A,
                              due November 15, 2004
                                       and
                    $10,000,000 6.61% Senior Notes, Series B,
                              due November 15, 2006
                                       and
                    $30,000,000 7.30% Senior Notes, Series C,
                              due November 15, 2008


                                                                     Dated as of
                                                                 August 23, 2002

TO THE HOLDERS OF THE CAPTIONED NOTES OF RPM, INC.
         LISTED IN THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

         RPM INTERNATIONAL, INC., a Delaware corporation (the "Company"), and RPM, Inc., an Ohio corporation ("RPM"), hereby agree with the holders of the Notes (as defined below) listed in the attached Schedule A as follows:

SECTION 1. DESCRIPTION OF ASSUMED OBLIGATIONS AND REORGANIZATION.

         Pursuant to a Note Purchase Agreement dated as of November 15, 2001 (the Note Purchase Agreement as amended by this Agreement (and as assumed by the Company pursuant hereto) and as further amended or supplemented from time to time, the "Note Purchase Agreement") between RPM and certain institutional investors named therein, RPM heretofore issued and sold $15,000,000 6.12% Senior Notes, Series A, due November 15, 2004 and $10,000,000 6.61% Senior Notes, Series B, due November 15, 2006 and $30,000,000 7.30% Senior Notes, Series C, due November 15, 2008 (as assumed by the Company pursuant to this Agreement, collectively the "Notes"). Capitalized terms used herein without definition are used as defined in Schedule B to the Note Purchase Agreement; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Assignment, Assumption and Amendment Agreement (hereinafter this or the "Agreement").

         Pursuant to a proposed corporate reorganization (i) the shareholders of RPM will transfer all of the outstanding shares of capital stock of RPM to the Company in exchange for all of the outstanding shares of capital stock of the Company, (ii) RPM will distribute to the Company

RPM International, Inc.          Assignment, Assumption and Amendment Agreement



substantially all of its assets and (iii) RPM will become a Subsidiary of the Company (the "Reorganization").

         The consummation of the Reorganization requires the prior written consent of the holders of Notes, and as a condition to granting such prior written consent, the holders of Notes have required, among other things, that the Company enter into this Agreement.

SECTION 2. ASSIGNMENT AND ASSUMPTION; INDEMNIFICATION; CONSENT.

         Section 2.1. Assignment of Obligations. RPM hereby irrevocably and unconditionally assigns (the "Assignment") on and as of the Effective Date all of its right, title and interest in and to the Note Purchase Agreement and its obligations under the Notes to the Company.

         Section 2.2. Assumption of Obligations. The Company for good and valuable consideration, the receipt of which is hereby acknowledged, for the benefit of each of the holders from time to time of the Notes, hereby irrevocably and unconditionally assumes and agrees to be bound by, and comply with on and as of the Effective Date, each of the covenants, terms and provisions of the Note Purchase Agreement and the Notes, including without limitation the payment in full of the principal of, interest on, and Make-Whole Amount, if any, from time to time due thereon and outstanding thereunder as fully and as completely as if the Company were the original issuer thereunder and a party thereto (including the assumption of all accrued and unpaid interest on the Notes from and after May 15, 2002, the date of the last interest payment made by RPM) (hereinafter referred to as the "Assumption").

         Section 2.3. Indemnification. The Company and RPM shall pay, indemnify and save harmless each holder of Notes from and against any and all liabilities, costs and expenses, claims, demands or judgments arising from or out of the assumption by the Company of the obligations of RPM under the Notes and the Note Purchase Agreement, including, without limitation, any income tax owed by the holders of Notes as a result of the issuance of new Notes by the Company in exchange for the Notes originally issued by RPM constituting a taxable event for income tax purposes. The indemnification contained in this Section 2.3 shall survive the payment or transfer of any Note and the termination of the Note Purchase Agreement.

         Section 2.4. Consent. Upon satisfaction of the conditions set forth in Sections 3 and 4 hereof, the holders of Notes, as evidenced by their execution and delivery of this Agreement, hereby consent to the Reorganization and the Assignment and Assumption as evidenced by this Agreement.

SECTION 3. EFFECTIVE DATE.

         The Assignment and the Assumption shall become effective on the date when the merger of RPM Merger Sub, an Ohio corporation and wholly owned subsidiary of the Company with and into RPM is effective (the "Effective Date"); provided that the conditions set forth in Section 4 have been satisfied on or prior to the Effective Date and that the Company has delivered to Chapman and Cutler, your special counsel, on or before the Effective Date new Notes executed by the Company of the same series and in a principal amount equal to the unpaid

RPM International, Inc.          Assignment, Assumption and Amendment Agreement


principal amount of the Notes originally issued by RPM, payable to the same holders (or their nominees). The new Notes shall bear interest at the same rate, shall have the same maturity and the same semi-annual payments of interest and payments of principal as the original Notes and shall be dated May 15, 2002, the date of the most recent interest payment by RPM. The Notes originally issued by RPM shall be deemed cancelled on the Effective Date and each holder agrees to promptly return to the Company the original Notes issued by RPM following the Effective Date.

SECTION 4.           CONDITIONS TO ASSIGNMENT AND ASSUMPTION.

         The assumption of the obligations of RPM under the Note Purchase Agreement and the Notes pursuant to this Agreement and the consent of the holders granted pursuant to Section 2.4 hereof are subject to the satisfaction, on or prior to the Effective Date, of the following terms and conditions set forth in this Section 4:

         Section 4.1. Representations and Warranties. The representations and warranties of the Company in this Agreement shall be true and correct when made and on the Effective Date.

         Section 4.2. Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it on or prior to the Effective Date, and after giving effect to the issue of the new Notes by the Company, no Default or Event of Default shall have occurred and be continuing.

         Section 4.3.    Compliance Certificates.

         (a) Officer's Certificate of the Company. The Company shall have delivered to you an Officer's Certificate, dated the Effective Date, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

         (b) Secretary's Certificate of the Company. The Company shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and the Agreement.

         Section 4.4. Opinion of Counsel. Each holder shall have received a opinion in form and substance satisfactory to such holder, dated the Effective Date (a) from Calfee, Halter & Griswold, counsel for the Company, covering the matters set forth in Exhibit 4.4 and covering such other matters incident to the transactions contemplated hereby as the holder or the holders' counsel may reasonably request (and the Company hereby instruct its counsel to deliver such opinion to each holder).

         Section 4.5. Payment of Fee. On or before the Effective Date, the Company shall have paid to each holder of Notes a fee equal to 5 basis points on the aggregate principal amount of the Notes held by such holder.

RPM International, Inc.          Assignment, Assumption and Amendment Agreement



         Section 4.6. Payment of Special Counsel Fees. Without limiting the provisions of the Note Purchase Agreement, the Company shall have paid, on or before the Effective Date, the fees, charges and disbursements of Chapman and Cutler, your special counsel to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Effective Date.

         Section 4.7. Private Placement Number. A Private Placement number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the new Notes.

         Section 4.8. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

         Section 4.9. Changes in Corporate Structure. Other than the transactions contemplated in connection with the Reorganization, neither the Company nor RPM has changed its jurisdiction of incorporation or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements of RPM furnished to the holders of the Notes.

SECTION 5.           REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to each holder that:

         Section 5.1. Organization; Power and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and assume the obligations of RPM under the Note Purchase Agreement and the Notes and to perform the provisions hereof and thereof.

         Section 5.2. Authorization, etc. This Agreement and the assumption of the obligations of RPM under the Note Purchase Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company, this Agreement has been duly executed and delivered by the Company, and this Agreement and the Note Purchase Agreement after giving effect to the Assumption constitute, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting

RPM International, Inc.          Assignment, Assumption and Amendment Agreement



the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         Section 5.3. Compliance with Laws, Other Instruments, etc. The execution, delivery and performance by the Company of this Agreement and the assumption of the obligations of RPM under the Note Purchase Agreement and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any law, statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

         Section 5.4. Governmental Authorizations, etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the assumption of the obligations of RPM under the Note Purchase Agreement and the Notes.

         Section 5.5. Disclosure. The Company and/or RPM have delivered to each holder written material relating to the transactions contemplated hereby. This Agreement, the documents, certificates or other writings delivered to the holders by or on behalf of the Company or RPM in connection with the transactions contemplated hereby, taken as a whole, do not contain any untrue statement of a Material fact or omit to state any Material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made.

         Section 5.6. Other Indebtedness. All Debt of RPM outstanding on the Effective Date (other than Debt having an unpaid principal amount not in excess of $2,000,000 in any one case and $10,000,000 in the aggregate for all such
Debt) will be assigned by RPM to the Company and such Debt shall be assumed by the Company.

         Section 5.7. Additional Representations and Warranties. Each of the representations and warranties set forth in Section 5 of the Note Purchase Agreement is true and correct with the same force and effect as if each such representation or warranty were fully set forth herein except (i) for changes in the Schedule of Debt of RPM which shall be amended to read as set forth in
Schedule 5.15 to this Agreement and as of the Effective Date there shall be no Material change in the amount of such Debt, and (ii) changes in the Schedule of Subsidiaries (Schedule 5.4) resulting from ordinary course mergers and dissolution of certain immaterial Subsidiaries.

         Section 5.8. Reorganization. As of the Effective Date, the Reorganization will have been duly authorized by all necessary corporate action on the part of the Company and RPM, as the case may be, and all necessary approvals by the stockholders of the Company and RPM, as the case may be, will have been obtained and the Reorganization will not violate any provisions

RPM International, Inc.          Assignment, Assumption and Amendment Agreement



of any law or any order of any court or governmental authority or agency and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under the Articles of Incorporation or By-laws of the Company or RPM, as the case may be, or any indenture or other agreement or instrument to which the Company or RPM, as the case may be, is a party or by which it may be bound or result in the imposition of any Liens or encumbrances on any property of the Company or RPM, as the case may be.

SECTION 6.           AMENDMENTS TO NOTE PURCHASE AGREEMENT.

         Upon the execution and delivery of this Agreement, the Note Purchase Agreement shall be and hereby is amended as follows:

         Section 6.1. Amendment to Schedule B. (a) The following definitions contained in Schedule B to the Note Purchase Agreement shall be and are hereby amended in their entirety and restated as follows:

                  "Company" means RPM International, Inc., a Delaware corporation.

                  "Notes" shall have the meaning assigned thereto in Section 1 hereof, as amended by the Assignment and Assumption and as hereafter amended from time to time.

         (b) Schedule B to the Note Purchase Agreement shall be and is hereby amended by the addition thereto of the following new definitions:

                  "Agreement" shall mean the Note Purchase Agreement dated as of November 15, 2001 between RPM, Inc. and the institutional investors named therein, as amended by the Assignment and Assumption and as hereafter amended from time to time.

                  "Assignment and Assumption" shall mean that certain Assignment, Assumption and Amendment Agreement dated as of August 23, 2002 by and among the Company, RPM, Inc. and the holders of the Notes.


                  "RPM, Inc." shall mean RPM, Inc., an Ohio corporation.

         Section 6.2. Amendment to Exhibit 1. Exhibits 1(a), 1(b) and 1(c) to the Note Purchase Agreement shall be and hereby are amended in their entirety and restated to read as set forth in Exhibits 1(a), 1(b) and 1(c) to this Agreement.

SECTION 7. MISCELLANEOUS.

         Section 7.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns and inure to the benefit of each successive holder of a Note whether so expressed or not.

RPM International, Inc.          Assignment, Assumption and Amendment Agreement



         Section 7.2. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 7.3. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by fewer than all, but together signed by all, of the parties hereto.

         Section 7.4. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                    * * * * *

RPM International, Inc.          Assignment, Assumption and Amendment Agreement






         The execution hereof by the Company and RPM shall constitute a contract between the Company and RPM for the uses and purposes hereinabove set forth. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

                                Very truly yours,

                                RPM INTERNATIONAL, INC.


                                By   /s/ Keith R. Smiley
                                   -----------------------------------------
                                    Name: Keith R. Smiley
                                    Title: Treasurer



                                RPM, INC.


                                By   /s/ Keith R. Smiley
                                   -----------------------------------------
                                    Name: Keith R. Smiley
                                    Title: Vice President, Treasurer

RPM International, Inc.          Assignment, Assumption and Amendment Agreement






Accepted as of the first date written above.


                                       ALLSTATE LIFE INSURANCE COMPANY

                                       By /s/ Jerry D. Zinkula




                                       By /s/ Daniel C. Leimbach
                                         Authorized Signatories

RPM International, Inc.          Assignment, Assumption and Amendment Agreement


Accepted as of the first date written above.


                                       ALLSTATE LIFE INSURANCE COMPANY OF
                                       NEW YORK


                                       By /s/ Jerry D. Zinkula



                                       By /s/ Daniel C. Leimbach
                                         Authorized Signatories

RPM International, Inc.          Assignment, Assumption and Amendment Agreement


Accepted as of the first date written above.


                                       NATIONWIDE LIFE AND ANNUITY INSURANCE
                                         COMPANY


                                       By /s/ Mark W. Poeppelman
                                         Name:     Mark W. Poeppelman
                                         Title: Vice President

RPM International, Inc.          Assignment, Assumption and Amendment Agreement


Accepted as of the first date written above.


                                       NATIONWIDE LIFE INSURANCE COMPANY


                                       By /s/ Mark W. Poeppelman
                                         Name:     Mark W. Poeppelman
                                         Title: Vice President

RPM International, Inc.          Assignment, Assumption and Amendment Agreement


Accepted as of the first date written above.


                                      AMERICAN HERITAGE LIFE INSURANCE COMPANY


                                       By /s/ Jerry D. Zinkula


                                       By /s/ Daniel C. Leimbach
                                         Authorized Signatories

RPM International, Inc.          Assignment, Assumption and Amendment Agreement



Accepted as of the first date written above.


                                       J. ROMEO & CO., as nominee for MONY
                                       Life Insurance Company


                                       By /s/ Michael Kurzyna
                                         ------------------------------
                                         Name:  Michael Kurzyna
                                         Title: Vice President

                                NAMES OF HOLDERS


ALLSTATE LIFE INSURANCE COMPANY
3075 SANDERS ROAD, STE G5D
NORTHBROOK, ILLINOIS  60062-7127

ALLSTATE LIFE INSURANCE COMPANY/
  NORTHBROOK LIFE INSURANCE COMPANY-TRUST
3075 Sanders Road, STE G5D
Northbrook, Illinois  60062-7127

ALLSTATE LIFE INSURANCE COMPANY
  OF NEW YORK
3075 Sanders Road, STE G5D
Northbrook, Illinois  60062-7127

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
One Nationwide Plaza (1-33-07)
Columbus, Ohio  43215-2220

NATIONWIDE LIFE INSURANCE COMPANY
One Nationwide Plaza (1-33-07)
Columbus, Ohio  43215-2220

AMERICAN HERITAGE LIFE INSURANCE COMPANY
c/o Allstate Life Insurance Company
3075 Sanders Road, STE G5D
Northbrook, Illinois  60062-7127

MONY LIFE INSURANCE COMPANY
1740 Broadway
New York, New York  10019


                                   SCHEDULE A
              (to Assignment, Assumption and Amendment Agreement)

                          EXISTING DEBTS; FUTURE LIENS


                    LOAN DESCRIPTION                             MATURITY DATE                     AMOUNT           LIEN
              DEBT GREATER THAN $5,000,000
RPM, Inc. 7.0% Unsecured Senior Note due
     June 15, 2005*

     7.0% Unsecured Senior Note due June 15, 2005                     June 15, 2005         $ 150,000,000            No

RPM, Inc. TIERS Certificates (LANCEs)*                                March 1, 2008         $ 100,000,000            No

     Semiannual interest payment due each March 1st and September 1st

$500M-5 Year Revolving Credit Agreement (Bank Group)*                 July 14, 2005

     Syndicate of Banks                                                                       $70,000,000            No
     Syndicate of Banks                                                                     $ 125,000,000            No
     Syndicate of Banks                                                                     $ 100,000,000            No

$125M Receivables Securitization Program                               July 6, 2003

     Bank One                                                                                 $60,000,000           Yes
     Wachovia                                                                                 $40,000,000           Yes

$55M Private Placement Notes*

     6.12% Unsecured Senior Notes, Series A                       November 15, 2004           $15,000,000            No
     6.61% Unsecured Senior Notes, Series B                       November 15, 2006           $10,000,000            No
     7.30% Unsecured Senior Notes, Series C                       November 15, 2008           $30,000,000            No

$15M-2 Year Multi-Currency Credit Agreement (KBC Bank)**          December 31, 2002

     RPM Holdings UK - GBP 2,250,000 @ 1.5637                                                 $ 3,518,325            No


------------------------------

*  Agreements to be assumed by RPM International, Inc.

** This agreement is to be cancelled upon the reincorporation and renegotiated with RPM International, Inc.


                                 SCHEDULE 5.15
              (to Assignment, Assumption and Amendment Agreement)

$3.7M 6.75% Unsecured Senior Note due and insurance                  August 3, 2003
     company*

     6.75% Unsecured Senior Note (installment)                       August 1, 2002           $ 1,714,285            No
     6.75% Unsecured Senior Note (final installment)                 August 3, 2003           $ 1,714,284            No
                                                                                              -----------

                    Total of Debt greater than $5,000,000                                   $ 706,946,894
                                                                                            -------------

                              DEBT LESS THAN $5,000,000

                       Other notes and mortgages payable at various rates of interest         $ 7,796,048
                                                                                              -----------

                            Grand Total Outstanding Debt                                    $ 714,742,942
                                                                                            -------------

                                     5.15-2

                             [FORM OF SERIES A NOTE]

                             RPM INTERNATIONAL, INC.

               6.12% SENIOR NOTE, SERIES A, DUE NOVEMBER 15, 2004

No.  [_______]                                                         [Date]
$[__________]                                                  PPN ___________

         FOR VALUE RECEIVED, the undersigned, RPM INTERNATIONAL, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [_____________________] or registered assigns, the principal sum of [______________] DOLLARS on November 15, 2004 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.12% per annum from the date hereof, payable semi-annually, on the fifteenth day of May and November in each year and at maturity, commencing with the May or November next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semi-annually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.12% or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank from time to time in New York, New York as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

         This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of November 15, 2001 between RPM, Inc. and the respective purchasers named therein (as assumed by the Company pursuant to the Assignment, Assumption and Amendment Agreement dated as of August 23, 2002 and as further amended, supplemented or modified from time to time, the "Note Purchase Agreement"), and this Note is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement.

         This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the


                                  Exhibit 1(a)
              (to Assignment, Assumption and Amendment Agreement) purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

         This Note shall be construed and enforced in accordance with, and the rights of the issuer and holder hereof shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                    RPM INTERNATIONAL, INC.



                                       By______________________________________
                                       Name: __________________________________
                                       Title: _________________________________



                                    E-1(a)-2

                             [FORM OF SERIES B NOTE]

                             RPM INTERNATIONAL, INC.

               6.61% SENIOR NOTE, SERIES B, DUE NOVEMBER 15, 2006

No.  [_______]                                                            [Date]
$[__________]                                                   PPN ___________

         FOR VALUE RECEIVED, the undersigned, RPM INTERNATIONAL, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [_____________________] or registered assigns, the principal sum of [______________] DOLLARS on November 15, 2006 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.61% per annum from the date hereof, payable semi-annually, on the fifteenth day of May and November in each year and at maturity, commencing with the May or November next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semi-annually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.61% or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank from time to time in New York, New York as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

         This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of November 15, 2001 between RPM, Inc. and the respective purchasers named therein (as assumed by the Company pursuant to the Assignment, Assumption and Amendment Agreement dated as of August 23, 2002 and as further amended, supplemented or modified from time to time, the "Note Purchase Agreement"), and this Note is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement.


                                  EXHIBIT 1(b)
              (to Assignment, Assumption and Amendment Agreement)

         This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

         This Note shall be construed and enforced in accordance with, and the rights of the issuer and holder hereof shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                        RPM INTERNATIONAL, INC.



                                        By_____________________________________
                                        Name: _________________________________
                                        Title: ________________________________



                                    E-1(b)-2

                             [FORM OF SERIES C NOTE]

                             RPM INTERNATIONAL, INC.

               7.30% SENIOR NOTE, SERIES C, DUE NOVEMBER 15, 2008

No.  [_______]                                                           [Date]
$[__________]                                                   PPN ___________

         FOR VALUE RECEIVED, the undersigned, RPM INTERNATIONAL, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [_____________________] or registered assigns, the principal sum of [______________] DOLLARS on November 15, 2008 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.30% per annum from the date hereof, payable semi-annually, on the fifteenth day of May and November in each year and at maturity, commencing with the May or November next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semi-annually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.30% or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank from time to time in New York, New York as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

         This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of November 15, 2001 between RPM, Inc. and the respective purchasers named therein (as assumed by the Company pursuant to the Assignment, Assumption and Amendment Agreement dated as of August 23, 2002 and as further amended, supplemented or modified from time to time, the "Note Purchase Agreement"), and this Note is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement.


                                  Exhibit 1(c)
              (to Assignment, Assumption and Amendment Agreement)

         This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

         This Note shall be construed and enforced in accordance with, and the rights of the issuer and holder hereof shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                         RPM INTERNATIONAL, INC.



                                          By___________________________________
                                          Name: _______________________________
                                          Title: ______________________________



                                    E-1(c)-2

                        DESCRIPTION OF OPINION OF COUNSEL
                             TO THE COMPANY AND RPM

         The closing opinion of Calfee, Halter & Griswold, counsel to the Company, which is called for by Section 4.4 of the Assignment, Assumption and Amendment Agreement, shall be dated the Effective Date and addressed to the holders, shall be satisfactory in scope and form to each holder and shall be to the effect that:

          1. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, has the corporate power and the corporate authority to execute and perform the Assignment, Assumption and Amendment Agreement and perform the Note Purchase Agreement and to issue the Notes and has the full corporate power and the corporate authority to conduct the activities in which it is now engaged and is duly licensed or qualified and is in good standing as a foreign corporation in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary except in jurisdictions where the failure to be so qualified or licensed would not have a material adverse affect on the business of the Company.

          2. The Assignment, Assumption and Amendment Agreement has been duly authorized by all necessary corporate action on the part of the Company and RPM, has been duly executed and delivered by the Company and RPM and constitutes the legal, valid and binding contract of the Company and RPM enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

          3. After giving effect to the Assignment, Assumption and Amendment Agreement, the Note Purchase Agreement constitutes the legal, valid and binding contract of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

          4. The Notes have been duly authorized by all necessary corporate action on the part of the Company, have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

          5. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal or state, is necessary in connection with the execution and delivery of the Assignment, Assumption and Amendment Agreement or the Notes.



                                  Exhibit 4.4
              (to Assignment, Assumption and Amendment Agreement)

          6. The issuance and sale of the Notes and the execution, delivery and performance by the Company and RPM of the Assignment, Assumption and Amendment Agreement do not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien upon any of the property of the Company pursuant to the provisions of the Articles of Incorporation or By-laws of the Company or RPM or any agreement or other instrument known to such counsel to which the Company or RPM is a party or by which the Company or RPM may be bound.

          7. The issuance, sale and delivery of the Notes under the circumstances contemplated by the Assignment, Assumption and Amendment Agreement do not, under existing law, require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

          8. The Company is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

         The opinion of Calfee, Halter & Griswold shall cover such other matters relating to the sale of the Notes as each holder may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and other officers of the Company.



                                    E-4.4-2